«Date»

«First_Name» «Last_Name»
«Address_Line_ 1_Personal_Dta» «Address_Line 2 Personal Ota»
«City_Personal_Dta», «State_Personal_Dta» «PostalZip_Personal_Dta»

Dear «First_Name»:

Congratulations. You have been selected for participation in the Greif, Inc. Nonqualified Supplemental Deferred Compensation Plan (the “NQSP”).

Under the NQSP, if you are employed on December 31 of each year, your NQSP account will be credited with a contribution equal to 6% multiplied by the excess of the sum of your base salary plus annual short-term incentive plan bonus paid accrued in connection with the fiscal year ending within the applicable calendar year over the maximum compensation limit considered by the 401(k) Plan (currently $285,000). Your account will also be credited with interest calculated using the discount rate used to calculate the present value of its future obligations under the Greif Pension Plan. Note that any contribution and related interest that is attributable to an accrued annual short-term incentive payment will be forfeited if you forfeit the related annual short-term incentive payment for any reason.

NQSP benefits are subject to vesting. In general, you will vest on the earliest of: (a) completion of at least ten Years of Vesting Service (as credited under the 401(k) Plan); (b) attainment of age 65; (c) death; (d) Disability (as defined under Greif long-term disability plan); or (e) certain terminations following a Change in Control. In addition, NQSP benefits are provided on an unfunded basis.

Since you are newly eligible, you should complete the enclosed Payment Election Form as you must elect the time and form of distribution of any future benefits payable by the NQSP. (There are two forms of distribution – single lump sum and annual installment payments over 5 years). If you do not return a completed Payment Election Form electing a different form of payment within 30 days of today’s date, any NQSP benefits will be paid in a single lump sum.

These forms should be completed, signed and returned to Anjanette Fahey, Manager, Benefits Strategy, by mail to 425 Winter Rd., Delaware, OH 43015 or by email to Anjanette.Fahey@greif.com. Should you have any questions, please feel free to contact Anjanette by e-mail or by phone at 740-549-6133.

Sincerely,

Ginnie Hough
VP, Global Total Rewards

Enclosures

GREIF, INC. NONQUALIFIED SUPPLEMENTAL DEFERRED COMPENSATION PLAN
Payment Election Form

You have been selected for participation in the Greif, Inc. Nonqualified Supplemental Deferred Compensation Plan (“Plan”). You may elect the form of payment for distributions from the Plan by completing the applicable sections of this Payment Election Form.

I.Participant Information.

_________________________________________________________________
Name (please print)

II.Time and Form of Distribution. The election as to the time and form of distribution will apply to your vested Plan benefit.

◦Lump Sum (this is the default form of payment)

◦Annual installment payments payable over 5 years

III.Miscellaneous. By signing this Payment Election Form, you acknowledge and agree that:

(a)Your participation in the Plan is subject to the terms and conditions set forth in the Plan. If there is a conflict between the terms of this Payment Election Form and the terms of the Plan, the terms of the Plan will control.

(b)Any capitalized terms not otherwise defined in this Payment Election Form will have the same meaning as in the Plan.

(c)The Payment Election Form is due no later than 30 days after you first become eligible to participate in the Plan. If you do not submit a signed Payment Election Form during this 30 day period, any vested benefit you earn under the Plan will be paid in a single lump sum.

Return this signed and completed Payment Election Form to Anjanette Fahey, Manager, Benefits Strategy, (by mail to 425 Winter Rd., Delaware, OH 43015 or by email to Anjanette.Fahey@greif.com) no later than the Payment Election Form due date described in III(c) above.

_____________
Date      Signature

             Name (please print)

GREIF, INC. NONQUALIFIED SUPPLEMENTAL DEFERRED COMPENSATION PLAN

Beneficiary Designation Form

A.  Primary Beneficiary Designation. I designate the persons below as the primary beneficiary(ies) to receive any amounts payable from the Greif, Inc. Nonqualified Supplemental Deferred Compensation Plan following my death as follows:

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

B.  Contingent Beneficiary Designation. If my primary beneficiary(ies) predeceases me, I direct that any amount payable to such beneficiary(ies) from the Plan be paid (select one): ____ to my other primary beneficiaries in the same relative proportion set forth above; or ____ to the following contingent beneficiary(ies):

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

____% to __________________________________________ ______________________________
(Name)       (Relationship)
___________________________________________________________________________________
(Address)

****
This Beneficiary Designation Form supersedes any prior designation of a beneficiary.

______________________________________  ____________________________
(Signature)       (Date)
______________________________________
(Print Name)

Please return an executed copy of this form to Anjanette Fahey, Manager, Benefits Strategy, by mail to 425 Winter Rd., Delaware, OH 43015 or by email to Anjanette.Fahey@greif.com